UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2010
LINCOLN ELECTRIC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
0-1402
(Commission File Number)

Ohio (State or other jurisdiction of incorporation)	34-1860551 (I.R.S. Employer Identification No.)
22801 St Clair Avenue
Cleveland, Ohio 44117
(Address of principal executive offices, with zip code)
(216) 481-8100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On December 28, 2010, Lincoln Electric Holdings, Inc. (the “Company”) issued a press release announcing that it had entered into a definitive agreement to acquire OOO Severstal-metiz: welding consumables, a Russian manufacturer of welding consumables and a subsidiary of OAO Severstal. A copy of the press release issued by the Company on December 28, 2010 is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
99.1 The Company’s press release dated December 28, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.
Date: December 28, 2010	By:	/s/ Frederick G. Stueber
Frederick G. Stueber
Senior Vice President, General Counsel and Secretary

LINCOLN ELECTRIC HOLDINGS, INC.
INDEX TO EXHIBITS

Exhibit No.	Exhibit
99.1	The Company’s press release dated December 28, 2010.